Exhibit 99.2

Supplemental Operating and Financial Data

June 30, 2003

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance it’s operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Income Statements
Funds From Operations
EBITDA
Selected Ratios & Bradley OP Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Value Creation Pipeline - 2003 Acquisitions / Dispositions
Value Creation Pipeline - 2003 Acquisitions Detail
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of June 30, 2003, we had a portfolio of 155 shopping centers totaling approximately 26.5 million square feet of company-owned gross leasable area, located in 27 states.  Our shopping center portfolio was approximately 92% leased as of June 30, 2003.  We also own 4 office buildings.

Corporate Office

535 Boylston Street Boston, MA 02116 (617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Mequon, Wisconsin
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York

Stock Listing

New York Stock Exchange: HTG

Credit Ratings

Standard & Poor’s: BBB-
Moody’s: Baa3

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan Vice President, Finance & Accounting	Claire Koeneman (Analyst information)	Joe Calabrese (General information)
535 Boylston Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 445-8434

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:               www.heritagerealty.com

Research Coverage:

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Goldman Sachs	David Kostin	(212) 902-6781

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Alan Calderon	(212) 761-8564

UBS Warburg	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018
	Elizabeth Watson	(410) 454-5520

Deutsche Bank	Louis Taylor	(212) 469-4912
	John Perry	(212) 469-5182

US Bancorp Piper Jaffray	Andrew Rosivach	(212) 284-9304
	Brian Prenoveau	(212) 284-9308

Green Street Advisors	John Herald	(949) 640-8780
	Barbara Hoogland	(949) 640-8780

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Diluted Funds from Operations (FFO)	$27,699	$5,812 (1)	$57,106	$26,610 (1)
FFO per share - Diluted	$0.65	$0.19	$1.36	$0.82

Funds Available for Distribution (FAD)	$22,066	$12,786	$48,357	$31,550
FAD per share - Diluted	$0.52	$0.41	$1.15	$0.98

EBITDA	$46,806	$46,482	$95,027	$91,139
EBITDA per share - Diluted	$1.11	$1.50	$2.26	$2.82

Net Income (Loss) Attributable to Common Shareholders	$8,679	$(14,738)	$19,899	$(20,935)
Basic	$0.21	$(0.48)	$0.48	$(1.11)
Diluted	$0.21	$(0.48)	$0.48	$(1.11)

Dividends Paid per Share and Unit	$0.52	$0.60	$1.05	$1.31
Payout ratio of diluted FFO per share	80%	319%	77%	159%
Payout ratio of diluted FAD per share	100%	145%	91%	134%

Other Operating Items:
Total real estate revenue	$72,882	$69,301	$148,461	$135,768
Straight line rent	$1,598	$799	$2,551	$1,442
Lease termination fee income	$142	$373	$591	$473
Amortization of stock compensation	$1,896	$4,713	$3,534	$5,155
Capitalized interest expense	$—	$52	$—	$98
Scheduled principal amortization on mortgages	$2,844	$1,925	$4,879	$3,663

(1) - Funds from operations (FFO) and Diluted FFO for the three and six-month periods ended June 30, 2002 have been restated to exclude the $6.7 million loss on prepayment of debt, which was previously reported as an extraordinary item, from the calculation pursuant to the adoption of FASB No. 145, Recission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections.

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(in thousands of dollars, except share and per-share data)

	June 30, 2003	December 31, 2002
	(unaudited)
ASSETS
Real estate investments	$2,244,968	$2,178,533
Less: accumulated depreciation	(206,177)	(170,029)
Real estate investments, net	2,038,791	2,008,504
Cash and cash equivalents	5,922	1,491
Accounts receivable, net of allowance for doubtful accounts of $7,300 in 2003 and $6,389 in 2002	23,581	22,836
Prepaids and other assets	14,285	11,162
Deferred financing and leasing costs	15,457	15,564
Total assets	$2,098,036	$2,059,557

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$597,257	$569,663
Unsecured notes payable	201,490	201,490
Line of credit facility	264,000	234,000
Accrued expenses and other liabilities	69,291	68,275
Accrued distributions	22,122	21,968
Total liabilities	1,154,160	1,095,396
Minority interests:
Series B Preferred Units	50,000	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,858	8,128
Other minority interests	2,425	2,425
Total minority interests	85,283	85,553

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 41,795,975 and 41,504,208 shares issued and outstanding at June 30, 2003 and December 31, 2002, respectively	42	42
Additional paid-in capital	1,013,053	1,006,416
Cumulative distributions in excess of net income	(150,780)	(126,803)
Unearned compensation	(3,722)	(1,047)
Total shareholders’ equity	858,593	878,608
Total liabilities and shareholders’ equity	$2,098,036	$2,059,557

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
	(unaudited)		(unaudited)

Real estate revenue:
Rentals	$56,105	$51,472	$111,821	$99,824
Percentage rent	958	897	2,940	3,665
Recoveries	15,420	16,410	32,745	31,192
Other property	399	522	955	1,087
Total revenue	72,882	69,301	148,461	135,768
Real estate operating expenses:
Property operating expenses	9,806	9,537	21,850	19,469
Real estate taxes	10,350	9,871	20,821	19,395
Net operating income	52,726	49,893	105,790	96,904
Other operating expense (income):
Depreciation and amortization	19,103	17,138	38,224	34,518
Interest	17,165	17,633	34,042	38,754
General and administrative	6,310	10,404	11,313	13,650
Loss on prepayment of debt	—	6,749	—	6,749
Interest and other income	(263)	(25)	(275)	(40)
Total other operating expense (income)	42,315	51,899	83,304	93,631
Income (loss) before net gains (losses)	10,411	(2,006)	22,486	3,273
Net gains on sales of real estate investments	—	—	—	1,374
Net derivative losses	—	(7,616)	—	(7,766)
Income (loss) before allocation to minority interests	10,411	(9,622)	22,486	(3,119)
Income allocated to exchangeable limited partnership units	(68)	—	(88)	—
Income allocated to Series B & C Preferred Units	(1,664)	(1,664)	(3,328)	(3,328)
Income (loss) before discontinued operations	8,679	(11,286)	19,070	(6,447)
Discontinued operations:
Operating income from discontinued operations	—	79	20	142
Gains on sales of discontinued operations	—	—	809	—
Income from discontinued operations	—	79	829	142
Net income (loss)	8,679	(11,207)	19,899	(6,305)
Preferred stock distributions	—	(3,452)	—	(14,302)
Accretion of redeemable equity	—	(79)	—	(328)
Net income (loss) attributable to common shareholders	$8,679	$(14,738)	$19,899	$(20,935)

Basic per share data:
Income (loss) before discontinued operations	$0.21	$(0.48)	$0.46	$(1.12)
Income from discontinued operations	—	—	0.02	0.01

Income (loss) attributable to common shareholders	$0.21	$(0.48)	$0.48	$(1.11)

Diluted per share data:
Income (loss) before discontinued operations	$0.21	$(0.48)	$0.46	$(1.12)
Income from discontinued operations	—	—	0.02	0.01

Income (loss) attributable to common shareholders	$0.21	$(0.48)	$0.48	$(1.11)

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Funds from Operations:

Net income (loss)	$8,679	$(11,207)	$19,899	$(6,305)
Add (deduct):
Depreciation and amortization (real estate-related)	18,952	17,019	37,928	34,289
Net gains on sales of real estate investments	—	—	(809)	(1,374)
Preferred stock dividends	—	(3,452)	—	(14,302)
Accretion of redeemable equity	—	(79)	—	(328)

Funds from Operations (FFO)	$27,631	$2,281	$57,018	$11,980

Funds from Operations - Diluted:

FFO	$27,631	$2,281	$57,018	$11,980
Add:
Assumed conversion of Series A 8.5% Cumulative Convertible Participating Preferred Stock	—	3,531	—	14,630
Income allocated to exchangeable limited partnership units	68	—	88	—

FFO - Diluted	$27,699	$5,812	$57,106	$26,610

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Funds from Operations - Diluted	$27,699	$5,812	$57,106	$26,610
Add (deduct):
Straight line rent	(1,598)	(799)	(2,551)	(1,442)
Maintenance capital expenditures	(2,540)	(829)	(3,296)	(1,301)
Tenant improvement and leasing commissions	(3,647)	(3,522)	(7,037)	(6,091)
Capitalized interest	—	(52)	—	(98)
Loss on prepayment of debt	—	6,749	—	6,749
Amortization of financing costs	462	714	924	1,968
Amortization of debt premiums	(206)	—	(323)	—
Amortization of stock based compensation	1,896	4,713	3,534	5,155

Funds Available for Distribution	$22,066	$12,786	$48,357	$31,550

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Weighted average shares outstanding for basic net income (loss) attributable to common shareholders (EPS) and FFO per share	41,783	30,711	41,689	18,844

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	340	—	340	—
Stock options	172	—	37	—
Effect of dilutive stock-based compensation	8	—	5	—

Weighted average shares outstanding for diluted EPS	42,303	30,711	42,071	18,844

Dilutive common stock equivalents for FFO per share:

Assumed conversion of Series A 8.5% Cumulative Convertible Participating Preferred Stock	—	—	—	13,315
Weighted average exchangeable limited partnership units	340	182	340	104
Stock options	172	—	37	—
Effect of dilutive stock-based compensation	8	15	5	15

Weighted average shares outstanding for diluted FFO per share	42,303	30,908	42,071	32,278

Heritage Property Investment Trust, Inc.

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
EBITDA:

Net income (loss)	$8,679	$(11,207)	$19,899	$(6,305)
Add (deduct):
Net gains on sales of real estate investments	—	—	(809)	(1,374)
Loss on prepayment of debt	—	6,749	—	6,749
Net derivative losses	—	7,616	—	7,766
Income allocated to exchangeable limited partnership units	68	—	88	—
Income allocated to Series B & C Preferred Units	1,664	1,664	3,328	3,328
Accelerated and non-recurring stock compensation	—	6,751	—	7,425
Depreciation and amortization	19,103	17,138	38,224	34,518
Interest	17,165	17,633	34,042	38,754
Taxes	127	138	255	278
EBITDA	$46,806	$46,482	$95,027	$91,139

Heritage Property Investment Trust, Inc.

Selected Ratios

(unaudited)

	Three Months Ended June 30, 2003	Six Months Ended June 30, 2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.16	2.25
EBITDA / (Interest+Principal+Preferred Distributions)
Interest Coverage Ratio	2.73	2.79
EBITDA / Interest

OPERATING RATIOS
General and administrative expense as % of total revenue	8.6%	7.6%
Net operating income margin	72%	71%
Property operating expense recovery ratio	77%	77%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

As of and for the Three Months Ended June 30, 2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,244,968
Cash and cash equivalents	5,922
Prepaids and other assets	14,285

Total asset cost (GAAP basis)	$2,265,175

Mortgage loans payable	$597,257
Unsecured notes payable	201,490
Line of credit facility	264,000

Total outstanding debt	$1,062,747

Total outstanding debt / Total asset cost (GAAP basis)	46.9%
Test level	60.0%

INTEREST COVERAGE
Income available for debt service (EBITDA)	$46,806

Service charge (Interest expense)	$17,165

Annualized income available for debt service / Annualized service charge	2.73
Test level	1.50

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,265,175

Secured debt	$597,257

Secured debt / Total asset cost (GAAP basis)	26.4%
Test level	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,253,879

Unsecured notes payable	$201,490
Line of credit facility	264,000

Total unsecured debt	$465,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	269.4%
Test level	150.0%

Heritage Property Investment Trust, Inc.

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal June 30, 2003

Mortgage loans payable	$597,257
Unsecured notes payable	201,490
Line of credit facility	264,000

Total debt	$1,062,747

Equity

(in thousands)

	Shares & Units Outstanding at 6/30/2003	$ Value Equivalent (1)
Common Stock	41,796	$1,131,836
Operating Partnership Units	340	9,207
Preferred Operating Partnership Units	3,000	75,000
		$1,216,043

Total market capitalization		$2,278,790

Total Debt to Total Market Capitalization		46.64%

(1) Value based on stock price of $27.08 per share as of the market close on June 30, 2003.

Heritage Property Investment Trust, Inc.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2003 (1)	2004	2005	2006	2007	Thereafter	Total (2)

Amount	$4,933	$126,080	$308,087	$24,695	$34,497	$557,594	$1,055,886

(1)  Represents the period from July 1, 2003 through December 31, 2003.

(2)  The aggregate repayment amount of $1,055,886 does not reflect the unamortized mortgage loan premiums totaling $6,861 related to the assumption of six mortgage loans with above-market contractual interest rates.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 6/30/03	Letters of Credit	Remaining Capacity

$350,000	$264,000	$—	$86,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$465,490	43.80%	4.42%	2.3	years
Secured Debt	597,257	56.20%	7.76%	7.1	years
Total Debt	$1,062,747	100.00%	6.30%	5.0	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$279,382	26.29%	2.42%	2.2	years
Fixed Rate Debt	783,365	73.71%	7.68%	6.0	years
Total Debt	$1,062,747	100.00%	6.30%	5.0	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2003 (1)	2004	2005	2006	2007	Thereafter	Total

Mortgage loans payable:

Miracle Hills Park	$40	3,594	—	—	—	—	3,634
The Commons of Chancellor Park	190	12,374	—	—	—	—	12,564
Franklin Square	204	436	13,583	—	—	—	14,223
Williamson Square	159	337	10,831	—	—	—	11,327
Riverchase Village Shopping Center	146	310	9,764	—	—	—	10,220
Meridian Village Plaza (2)	127	270	292	4,842	—	—	5,531
Spring Mall	52	109	120	8,021	—	—	8,302
Southport Centre	—	—	76	160	9,764	—	10,000
Innes Street Market	153	326	352	380	12,098	—	13,309
Southgate Shopping Center	47	101	110	119	2,166	—	2,543
Salem Consumer Square	194	425	471	520	576	8,724	10,910
St. Francis Plaza	82	176	191	207	225	243	1,124
8 shopping centers, cross collaterialized	743	1,577	1,705	1,843	1,993	74,287	82,148
Montgomery Commons (2)	31	71	79	86	94	7,536	7,897
Warminster Towne Center (2)	89	233	258	281	305	19,010	20,176
Clocktower Place (2)	51	108	121	132	144	12,162	12,718
545 Boylston Street and William J. McCarthy Building	284	603	655	711	772	32,645	35,670
29 shopping centers, cross collateralized	1,072	2,276	2,520	2,728	2,955	227,261	238,812
Spradlin Farm (2)	82	172	189	203	219	16,672	17,537
Bedford Grove	164	349	377	408	441	2,929	4,668
Berkshire Crossing	283	584	605	626	648	12,636	15,382
Grand Traverse Crossing	64	215	232	249	269	12,773	13,802
Salmon Run Plaza (2)	137	292	319	349	381	3,609	5,087
Elk Park Center	130	275	298	322	346	7,279	8,650
Grand Traverse Crossing - Wal-Mart	73	154	166	180	193	4,620	5,386
Montgomery Towne Center	164	351	382	416	452	5,793	7,558
Bedford Grove - Wal-Mart	67	141	152	164	178	3,573	4,275
Berkshire Crossing - Home Depot/Wal-Mart	105	221	239	258	278	5,842	6,943

Total mortgage loans payable	$4,933	26,080	44,087	23,205	34,497	457,594	590,396

Unsecured notes payable	—	100,000	—	1,490	—	100,000	201,490
Line of credit facility	—	—	264,000	—	—	—	264,000

Total indebtedness (2)	$4,933	126,080	308,087	24,695	34,497	557,594	1,055,886

(1) Represents the period from July 1, 2003 through December 31, 2003.

(2) The aggregate repayment amount of $1,055,886 does not reflect the unamortized mortgage loan premiums totaling $6,861 related to the assumption of six mortgage loans with above-market contractual interest rates.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Effective Interest Rate	Maturity	Balance outstanding at June 30, 2003

Miracle Hills Park	Lutheran Brotherhood	8.28%	Aug-04	$3,634
The Commons of Chancellor Park	Principal Mutual Life Insurance	8.48%	Nov-04	12,564
Franklin Square	Principal Mutual Life Insurance	9.00%	Jun-05	14,223
Williamson Square	GMAC Commercial Mortgage	8.00%	Aug-05	11,327
Riverchase Village Shopping Center	Allstate Life Insurance	7.62%	Sep-05	10,220
Meridian Village Plaza (1)	Sun Life Assurance Company of Canada	5.05%	May-06	5,948
Spring Mall	Wells Fargo	9.39%	Oct-06	8,302
Southport Centre	Lutheran Brotherhood	6.94%	Jul-07	10,000
Innes Street Market	Metropolitan Life Insurance Company	7.63%	Oct-07	13,309
Southgate Shopping Center	American Express Financial	8.38%	Oct-07	2,543
Salem Consumer Square	Great West Life Insurance	10.13%	Sep-08	10,910
St. Francis Plaza	American United Life Insurance	8.13%	Dec-08	1,124
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	7.82%	Dec-09	82,148
Montgomery Commons (2)	LaSalle Bank	6.38%	Jan-10	8,782
Warminster Towne Center (3)	LaSalle Bank	6.01%	Feb-10	22,616
Clocktower Place (4)	Northland Marquette Capital Group	5.75%	Apr-10	14,703
545 Boylston Street and William J. McCarthy Building	American General	8.26%	Oct-10	35,670
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	7.88%	Oct-10	238,812
Spradlin Farm (5)	PNC Bank	6.53%	Jan-12	18,364
Bedford Grove	Sun America Life Insurance	7.86%	Mar-12	4,668
Berkshire Crossing	M & T Bank	3.32%	Nov-12	15,382
Grand Traverse Crossing	First Union Bank	7.42%	Jan-13	13,802
Salmon Run Plaza (6)	Nationwide Life Insurance	8.10%	Sep-13	5,394
Elk Park Center	American Express Financial	7.64%	Aug-16	8,650
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	7.75%	Oct-16	5,386
Montgomery Towne Center	Security Life of Denver Insurance Company	8.50%	Mar-19	7,558
Bedford Grove - Wal-Mart	National Life Insurance Company	7.63%	Nov-19	4,275
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	7.63%	Mar-20	6,943

Total/Weighted average		7.76%		$597,257

(1) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $417. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $5,531 and the contractual interest rate was 7.88%.

(2) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $885. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $7,897 and the contractual interest rate was 8.48%.

(3) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $2,440. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $20,176 and the contractual interest rate was 8.24%.

(4) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $1,985. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $12,718 and the contractual interest rate was 8.56%.

(5) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $827. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $17,537 and the contractual interest rate was 7.25%.

(6) The balance outstanding at June 30, 2003, includes unamortized mortgage loan premium of $307. The premium was recorded upon assumption of the mortgage at the time of the acquisition to account for an above-market contractual interest rate. The stated principal balance at June 30, 2003 was $5,087 and the contractual interest rate was 8.95%.

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/03	-	$100,000,000
Maturity	-	November 15, 2004
Interest rate	-	7.00%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/03	-	$100,000,000
Maturity	-	January 15, 2008
Interest rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/03	-	$1,490,000
Maturity	-	March 15, 2006
Interest rate	-	8.875%

Security Issued:	Series B Cumulative Redeemable Units of Bradley OP (1) Perpetual Preferred

Carrying value at 6/30/03	-	$50,000,000
Units Outstanding	-	2,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (February 23, 1999)

Security Issued:	Series C Cumulative Redeemable Units of Bradley OP (1) Perpetual Preferred

Carrying value at 6/30/03	-	$25,000,000
Units Outstanding	-	1,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (September 7, 1999)

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 6/30/03	-	$7,858,000
Units Outstanding	-	340,270 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company that owns 105 properties at June 30, 2003.

Portfolio Overview Summary - June 30, 2003

Number of shopping centers	155
Number of office buildings	4
Total real estate owned	159

Company-owned shopping center GLA	26,468,272
Company-owned office building net rentable square feet	281,133
Total	26,749,405

% Leased - Total Portfolio	92.0%

Average square foot size of shopping centers - Company-owned GLA	171,000
Average square foot size of shopping centers - Total GLA	203,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a% of total shopping centers	76%

% of total NOI produced by grocer-anchored shopping centers	73%

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total

East:
North Carolina	11	2,939,650	10.99%	$25,746,297	11.30%
New York	16	1,223,380	4.57%	17,786,216	7.81%
Massachusetts	6	1,102,127	4.12%	15,401,536	6.76%
Florida	5	1,036,299	3.87%	7,587,459	3.33%
Tennessee	3	887,818	3.32%	5,788,843	2.54%
New Hampshire	4	811,234	3.03%	5,933,597	2.61%
Pennsylvania	3	663,884	2.48%	5,216,186	2.29%
New Jersey	2	530,582	1.98%	5,779,435	2.54%
Alabama	3	450,172	1.68%	4,792,843	2.10%
Maine	1	254,378	0.95%	1,396,438	0.61%
Vermont	1	224,514	0.84%	1,841,758	0.81%
Virginia	1	181,055	0.68%	2,276,590	1.00%
Georgia	1	141,072	0.53%	687,113	0.30%
Connecticut	1	125,730	0.47%	1,211,555	0.53%
Subtotal	58	10,571,895	39.52%	$101,445,866	44.54%

Midwest:
Illinois	17	3,264,915	12.21%	$29,057,753	12.76%
Minnesota	17	2,614,133	9.77%	23,855,636	10.47%
Indiana	13	2,611,776	9.76%	17,400,022	7.64%
Missouri	9	1,606,810	6.01%	12,914,569	5.67%
Wisconsin	11	1,319,325	4.93%	9,695,251	4.26%
Kansas	6	932,186	3.48%	5,599,423	2.46%
Michigan	4	920,315	3.44%	7,226,618	3.17%
Iowa	7	726,552	2.72%	3,858,409	1.69%
Ohio	3	669,712	2.50%	5,206,068	2.29%
Kentucky	5	653,777	2.44%	4,893,075	2.15%
Nebraska	7	626,683	2.34%	4,762,134	2.09%
South Dakota	1	195,526	0.73%	1,440,257	0.63%
New Mexico	1	35,800	0.13%	401,669	0.18%
Subtotal	101	16,177,510	60.48%	$126,310,884	55.46%

Total	159	26,749,405	100.00%	$227,756,750	100.00%

Top Tenants by Annualized Base Rent

	Tenant	# of Stores	Total GLA	GLA as a % of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business

1	TJX Companies (3)	44	1,316,885	4.92%	$11,716,857	5.14%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.69%	5,050,338	2.22%	Grocer
3	Supervalu (5)	9	609,154	2.28%	4,369,097	1.92%	Grocer
4	Wal-Mart	9	842,962	3.15%	3,554,692	1.56%	Discount
5	Roundy’s (6)	9	546,032	2.04%	3,521,469	1.55%	Grocer
6	Home Depot	4	459,073	1.72%	3,040,470	1.33%	Home Improvement
7	Barnes & Noble	7	178,386	0.67%	2,852,390	1.25%	Books
8	Charming Shoppes (7)	38	314,322	1.18%	2,731,675	1.20%	Discount / Apparel
9	Staples	10	254,018	0.95%	2,607,231	1.14%	Office Products
10	Hy-Vee	9	535,066	2.00%	2,601,987	1.14%	Grocer
11	OfficeMax	11	281,020	1.05%	2,590,675	1.14%	Office Products
12	Hallmark	39	197,831	0.74%	2,342,311	1.03%	Cards/Gifts
13	Albertson’s (8)	7	319,122	1.19%	2,320,485	1.02%	Grocer
14	Walgreens	15	192,330	0.72%	2,318,768	1.02%	Drug Store
15	Blockbuster	23	142,626	0.53%	2,260,359	0.99%	Video Sales / Rentals
16	PetsMart	8	195,836	0.73%	2,205,199	0.97%	Pet Supplies
17	Circuit City	6	181,149	0.68%	2,165,841	0.95%	Electronics
18	Associated Wholesale Grocers (9)	6	401,848	1.50%	2,145,528	0.94%	Grocer
19	Linens N Things	6	179,705	0.67%	2,109,807	0.93%	Soft Goods
20	Dollar Tree	31	247,065	0.92%	2,029,370	0.89%	Discount

(1)                        We calculate annualized base rent for all leases in place in which tenants are in occupancy at June 30, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)                        Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $227,756,750.

(3)                        TJX Companies include: TJ Maxx (21), Marshalls (16),  A.J. Wright (5) and Homegoods (2).

(4)                        The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)                        Supervalu Inc. includes: Cub Foods (6), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1).

(6)                        Roundy’s, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)                        Charming Shoppes includes: Fashion Bug (29), Lane Bryant (6) and Catherine’s (3).

(8)                        Albertson’s includes: Albertson’s (1), Jewel/Osco (3), Osco Drug (2) and Acme Markets (1).

(9)                        Associated Wholesale Grocers includes: Price Chopper (5) and Food 4 Less (1).

Anchor Lease Expiration Roll Out - June 30, 2003 (1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2003 (remaining)	7	206,645	1.3%	$1,165,199	1.0%	$5.64
2004	29	1,028,136	6.6%	6,807,065	6.0%	6.62
2005	25	710,689	4.5%	4,414,575	3.9%	6.21
2006	32	1,329,187	8.5%	7,060,480	6.2%	5.31
2007	34	1,258,187	8.0%	7,946,567	7.0%	6.32
2008	37	1,412,458	9.0%	9,404,351	8.3%	6.66
2009	37	1,332,505	8.5%	10,801,575	9.5%	8.11
2010	25	946,231	6.0%	7,998,855	7.0%	8.45
2011	27	1,130,951	7.2%	9,554,984	8.4%	8.45
2012	20	729,109	4.7%	6,499,529	5.7%	8.91
2013 and Thereafter	111	5,564,305	35.6%	41,872,987	36.9%	7.53

Totals	384	15,648,403	100.0%	$113,526,167	100.0%	$7.25

(1)                        We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)                        Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)                        Represents Expiring Base Rent divided by Expiring Square Feet.

Non-Anchor Lease Expiration Roll Out - June 30, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2003 (remaining)	265	619,726	6.91%	$7,276,619	5.94%	$11.74
2004	467	1,257,480	14.02%	16,807,985	13.73%	13.37
2005	541	1,707,108	19.03%	23,179,293	18.94%	13.58
2006	477	1,512,342	16.86%	20,907,402	17.08%	13.82
2007	324	1,166,650	13.01%	15,913,811	13.00%	13.64
2008	280	1,059,101	11.81%	13,931,165	11.38%	13.15
2009	82	387,727	4.32%	5,975,015	4.88%	15.41
2010	74	313,512	3.50%	4,897,006	4.00%	15.62
2011	62	281,492	3.14%	3,783,708	3.09%	13.44
2012	55	236,077	2.63%	3,848,685	3.14%	16.30
2013 and Thereafter	87	427,393	4.77%	5,878,393	4.80%	13.75

Totals	2,714	8,968,608	100.00%	$122,399,082	100.00%	$13.65

(1)                        Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)                        Represents Expiring Base Rent divided by Expiring Square Feet.

Total Lease Expiration Roll Out - June 30, 2003

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2003 (remaining)	272	826,371	3.4%	$8,441,818	3.6%	$10.22
2004	496	2,285,616	9.3%	23,615,050	10.0%	10.33
2005	566	2,417,797	9.8%	27,593,868	11.7%	11.41
2006	509	2,841,529	11.5%	27,967,882	11.9%	9.84
2007	358	2,424,837	9.9%	23,860,378	10.1%	9.84
2008	317	2,471,559	10.0%	23,335,516	9.9%	9.44
2009	119	1,720,232	7.0%	16,776,590	7.1%	9.75
2010	99	1,259,743	5.1%	12,895,861	5.5%	10.24
2011	89	1,412,443	5.7%	13,338,692	5.7%	9.44
2012	75	965,186	3.9%	10,348,214	4.4%	10.72
2013 and Thereafter	198	5,991,698	24.3%	47,751,380	20.2%	7.97

Totals	3,098	24,617,011	100.0%	$235,925,249	100.0%	$9.58

(1)        Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)        Represents Expiring Base Rent divided by Expiring Square Feet.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended June 30, 2003	Six Months Ended June 30, 2003	Year Ended December 31,
			2002	2001	2000	1999
New Leases
Number of new leases signed	69	112	268	231	127	76
GLA leased (sq. ft. at end of period)	300,117	523,781	1,061,614	849,453	484,814	482,215
New base rent/sq. ft. (1)	$9.79	$8.93	$10.48	$10.44	$12.16	$12.22
Expiring base rent/sq. ft. (2)	$8.90	$8.24	$9.55	$9.04	$10.39	$9.50
Percentage growth in base rent	10.0%	8.4%	9.7%	15.5%	17.0%	28.7%

Renewals
Number of renewals signed	106	189	398	337	150	118
GLA leased (sq. ft. at end of period)	583,164	908,744	1,577,270	1,144,299	439,509	365,786
New base rent/sq. ft.	$8.98	$9.63	$11.04	$10.92	$14.63	$15.29
Expiring base rent/sq. ft.	$8.41	$9.07	$10.51	$9.89	$12.92	$14.20
Percentage growth in base rent	6.8%	6.2%	5.0%	10.4%	13.3%	7.7%

Total New Leases and Renewals
Number of new leases and renewals signed	175	301	666	568	277	194
GLA leased (sq. ft. at end of period)	883,281	1,432,525	2,638,884	1,993,752	924,323	848,001
New base rent/sq. ft.	$9.25	$9.37	$10.81	$10.72	$13.34	$13.55
Expiring base rent/sq. ft.	$8.58	$8.77	$10.12	$9.53	$11.59	$11.53
Percentage growth in base rent	7.8%	6.8%	6.8%	12.5%	15.1%	17.5%

(1)                        New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)                        Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)                        Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions

	Three Months Ended June 30, 2003	Six Months Ended June 30, 2003	Year Ended December 31,
			2002	2001	2000	1999
Average number of square feet	26,558,000	26,424,000	25,117,000	23,308,000	13,303,000	7,639,000

Maintenance capital expenditures	$2,540,000	$3,296,000	$8,145,000	$5,466,000	$4,089,000	$2,229,000

Per square foot	$0.10	$0.12	$0.32	$0.23	$0.31	$0.29

Tenant improvements	$2,403,000	$4,863,000	$11,876,000	$12,615,000	$6,529,000	$3,855,000
Leasing commissions	1,244,000	2,174,000	4,461,000	2,030,000	1,035,000	737,000
Total	$3,647,000	$7,037,000	$16,337,000	$14,645,000	$7,564,000	$4,592,000

Per square foot	$0.14	$0.27	$0.65	$0.63	$0.57	$0.60

Same Property Analysis

(in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Total income	$65,233	$65,980	$133,104	$132,025
Operating expenses	(18,694)	(18,798)	(39,477)	(38,093)

Net operating income	$46,539	$47,182	$93,627	$93,932

Same property NOI change	-1.4%		-0.3%

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Shopping Centers:
Alabama
Montgomery Commons	1999	94%	95,300	299,050	257,550	Super Wal-Mart (Non-owned)	$956,739	$10.04
						Marshalls
						Michaels

Montgomery Towne Center	1996	100%	176,361	266,895	225,415	Winn Dixie Supermarket (Non-Owned)	$2,181,027	$12.37
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Just for Feet
						Barnes & Noble
						Office Max

Riverchase Village SC	1994	90%	178,511	190,611	128,225	Bruno’s Supermarket	$1,655,077	$9.27
						Best Buy
						Barnes & Noble

Connecticut

Torrington Plaza	1963/1994	93%	125,730	132,930	42,037	TJ Maxx	$1,211,555	$9.64
						Staples

Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store	$558,006	$2.59
						Bealls Outlet

Naples Shopping Center	1962/1997	98%	198,904	202,404	162,486	Publix Supermarket	$1,945,361	$9.78
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market Supermarket	$1,864,716	$8.04
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	76%	207,049	207,049	88,404	Winn Dixie Supermarket	$1,578,909	$7.63
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (9)	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket	$1,640,467	$8.94
						TJ Maxx
						Linens N Things
						PetsMart

Georgia

Shenandoah Plaza	1987	98%	141,072	144,072	113,922	Ingles Market	$687,113	$4.87
						Wal-Mart/Big Lots/ACS

Illinois
Bartonville Square	1972	99%	61,678	61,678	41,824	Kroger Supermarket	$281,408	$4.56

Butterfield Square	1997	98%	106,767	121,370	51,677	Sunset Foods	$1,460,250	$13.68

The Commons of Chicago Ridge	1992/1999	99%	324,080	324,080	261,011	Home Depot	$3,650,322	$11.26
						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness
						Michaels

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

The Commons of Crystal Lake	1995/1998	95%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,018,508	$11.05
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	Malan Realty Investors, Inc./Hobby Lobby (Ground Lease)	$1,615,961	$6.66
						TJ Maxx

Fairhills Shopping Center	1971/1989	78%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$538,542	$5.00

Heritage Square	1992	99%	210,852	210,852	164,706	Circuit City	$2,570,488	$12.19
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	97%	240,032	240,032	141,068	Cub Foods	$2,198,053	$9.16
						Office Depot
						Babies R Us
						Big Lots

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$507,521	$13.10
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,247,310	$8.69
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Rollins Crossing	1995/1998	93%	150,576	344,696	283,704	Super K-Mart (Non-Owned)	$937,789	$6.23
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,142,027	$8.16
						U.S. Post Office

Sheridan Village	1954/1995	93%	303,896	303,896	177,409	Bergner’s Dept Store	$2,373,683	$7.81
						Cohen’s Furniture Co.

Sterling Bazaar	1992	87%	84,616	84,616	52,337	Kroger Supermarket	$682,920	$8.07

Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$698,202	$7.11

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$358,729	$5.30
						Big Lots

Westview Center	1992	94%	326,072	416,872	244,265	Cub Foods	$2,776,040	$8.51
						Marshalls
						Mara Furniture
						Value City Dept. Store (Non-Owned)
						Fashion Bug

Indiana

Apple Glen Crossing	2001/2002	97%	150,322	440,963	384,526	Super Wal-Mart (Non-owned)	$1,759,020	$11.70
						Kohl’s (Non-owned)
						Dick’s Sporting Goods
						Best Buy
						PetsMart

County Line Mall	1976/1991	88%	263,353	266,153	186,434	Kroger Supermarket	$1,026,195	$3.90
						OfficeMax
						Old Time Pottery

Double Tree Plaza	1996	100%	98,342	110,342	49,773	Amelia’s Supermarket	$721,663	$7.34

Germantown Shopping Center	1985	73%	230,640	237,840	114,905	Beuhlers Supermarket	$1,042,948	$4.52
						Elder Beerman Dept Store
						Peebles Dept Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$424,644	$4.13

Lincoln Plaza	1968	98%	95,814	95,814	39,104	Kroger Supermarket	$720,622	$7.52

Martin’s Bittersweet Plaza	1992	96%	78,245	81,255	61,079	Martin’s Supermarket	$550,776	$7.04
						Osco Drug

Meridian Village	1990	100%	130,772	130,772	65,030	O’Malia’s Supermarket	$1,322,661	$10.11
						Godby Home Furnishings

Rivergate Shopping Center	1982	94%	133,086	137,486	108,086	Super Foods	$504,524	$3.79
						Wal-Mart

Sagamore Park Centre	1982	94%	118,436	118,436	66,063	Payless Supermarket	$920,722	$7.77

Speedway SuperCenter	1960/1998	91%	565,879	565,879	237,399	Kroger Supermarket	$4,802,589	$8.49
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy

The Village	1950	78%	312,187	314,987	98,025	US Factory Outlet	$1,626,387	$5.21
						AJ Wright
						Ind. Dept of Employment

Washington Lawndale Commons	1957/1993	84%	331,912	331,912	168,409	Stein Mart	$1,977,271	$5.96
						Dunham’s Sporting Goods
						Sears/Bedland
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)
Iowa

Burlington Plaza West	1989	28%	88,118	92,118	N/A	N/A	$173,900	$1.97

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,534	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	87%	113,713	116,513	76,896	Hy-Vee Supermarket	$619,431	$5.45

Parkwood Plaza	1992	89%	126,369	126,369	63,108	Albertson’s Supermarket	$768,272	$6.08

Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket	$483,179	$3.11
						Big Lots

Spring Village	1980/1991	94%	90,263	92,763	45,763	Eagle Foods (8)	$482,109	$5.34

Warren Plaza	1980/1993	96%	90,102	187,135	148,525	Hy-Vee Supermarket	$685,984	$7.61
						Target (Non-Owned)

Kansas

Mid State Plaza	1971	89%	286,601	293,101	180,288	Food 4 Less	$909,145	$3.17
						Sutherlands Lumber
						Hobby Lobby
						Carroll’s Books

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot	$1,250,605	$9.35

Shawnee Parkway Plaza	1979/1995	91%	92,213	92,213	59,128	Price Chopper Supermarket	$593,579	$6.44

Village Plaza	1975	96%	55,698	55,698	31,431	Falley’s Food 4 Less	$278,420	$5.00

Westchester Square	1968/1998	89%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,289,513	$7.82

West Loop Shopping Center	1986/1998	96%	199,032	199,032	98,558	Dillons Supermarket	$1,278,161	$6.42
						West Loop 6 Theaters
						Waters True Value

Kentucky

Camelot Shopping Center	1969/1997	66%	150,461	150,461	61,500	Winn Dixie Supermarket	$688,553	$4.58
						Gatti’s Pizza

Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket	$382,893	$7.97
						Frank’s Nursery (Non-Owned)

Midtown Mall	1970/1994	92%	153,828	153,828	106,271	Kroger Supermarket	$881,694	$5.73
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	94%	164,454	186,254	39,399	Kroger Supermarket	$1,366,240	$8.31

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,573,695	$11.49
						H.H. Gregg (Non-Owned)

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)
Maine
Pine Tree Shopping Center	1958/1973	100%	254,378	254,378	200,178	Shaw’s Supermarket (Ground Lease)	$1,396,438	$5.49
						Ames Department Stores, Inc.
						Mardens
						Jo-Ann Fabrics
						AJ Wright

Massachusetts

Berkshire Crossing	1996	99%	441,412	441,412	389,561	Price Chopper	$3,316,969	$7.51
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$616,098	$7.89

Watertower Plaza	1988/1998	89%	296,320	296,320	194,078	Shaw’s Supermarket	$3,617,514	$12.21
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens ‘N Things
						Petco
						Michaels

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot TJ Maxx	$1,017,477	$9.79

Michigan

Cherry Hill Marketplace	1992/1999	89%	122,132	125,032	53,739	Farmer Jacks	$1,229,224	$10.06

Grand Traverse Crossing	1996	99%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,654,735	$6.85
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

The Courtyard	1989	98%	125,967	265,622	219,421	V.G. Food Center	$1,015,530	$8.06
						OfficeMax
						Dunhams Sporting Goods
						Home Depot (Non-Owned)

Redford Plaza	1956/1987	96%	284,943	284,943	194,014	Kroger Supermarket	$2,327,129	$8.17
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota

Austin Town Center	1999	47%	110,680	200,680	170,789	Staples	$480,684	$4.34
						Target (Non-Owned)

Brookdale Square	1971/1994	93%	185,883	185,883	159,402	Circuit City	$1,166,180	$6.27
						Office Depot
						Brookdale Theater
						Pep Boys
						Heart Alive
						Hennepin County

Burning Tree Plaza	1987/1998	100%	173,929	173,929	117,716	Best Buy	$1,576,740	$9.07
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Central Valu Center	1961/1984	96%	123,350	123,350	90,946	Rainbow Foods	$855,545	$6.94
						Slumberland Clearance

Division Place	1991	98%	129,353	134,353	24,016	TJ Maxx	$1,455,320	$11.25

Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods	$2,005,033	$9.78
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	93%	434,378	434,378	226,838	Cub Foods	$4,464,992	$10.28
						Barnes & Noble
						Marshalls
						TJ Maxx
						AMC Theatres
						Michaels

Hub West(10)
Richfield Hub	1952/1992	97%	214,855	217,655	129,400	Rainbow Foods	$2,361,927	$10.99
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	100%	120,343	150,543	72,371	Rainbow Foods	$1,524,258	$12.67
						Walgreens (Non-owned)

Roseville Center	1950/2000	85%	76,856	155,656	65,000	Rainbow Foods (Non-Owned)	$785,740	$10.22

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,618,144	$12.95
						Best Buy
						Frank’s Nursery
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	75%	256,154	256,154	95,767	TJ Maxx	$1,748,831	$6.83
						Bally Total Fitness
						Michaels
						Petters Warehouse Direct

Ten Acres Center	1972/1986	99%	162,364	162,364	133,894	Cub Foods	$1,079,408	$6.65
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$988,034	$7.32
						Montgomery Ward (Non-owned)
						North Memorial Medical

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,110,009	$12.62
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$634,791	$8.68

Missouri

Clocktower Place	1987	98%	211,045	219,045	129,807	Dierberg’s Market	$2,274,495	$10.78
						TJ Maxx
						Office Depot

Ellisville Square	1990	98%	146,052	149,552	107,772	K-Mart	$1,361,782	$9.32
						Lukas Liquors

Grandview Plaza	1961/1991	86%	296,008	296,008	200,075	Schnuck’s Supermarket	$1,707,038	$5.77
						Old Time Pottery
						OfficeMax
						Walgreens

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Hub Shopping Center	1972/1995	98%	163,072	163,072	103,322	Price Chopper Supermarket	$849,149	$5.21

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket	$961,355	$7.66
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$526,619	$7.36

Marketplace at Independence	1988	98%	241,898	253,398	133,942	Price Chopper Supermarket	$2,207,980	$9.13
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery	$1,565,698	$8.24
						Hobby Lobby
						Factory Oak Outlet

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,460,453	$9.03
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’s IGA Supermarket	$188,296	$5.48
						Shopko (Non-Owned)

Cornhusker Plaza	1988	95%	84,083	163,063	121,723	Hy-Vee Supermarket	$448,959	$5.34
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$562,285	$8.20
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	91%	172,729	399,279	295,020	SuperSaver Supermarket	$1,350,455	$7.82
						Osco Drug
						Target (Non-Owned)
						K-Mart (Non-Owned)

The Meadows	1998	97%	67,840	70,840	50,000	Russ’ IGA Supermarket	$499,549	$7.36

Miracle Hills Park	1988	84%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$716,849	$10.29

Stockyards Plaza	1988	99%	129,459	148,659	85,649	Hy-Vee Supermarket	$995,741	$7.69
						Movies 8

New Hampshire

Bedford Grove	1989	100%	216,941	216,941	175,745	Shop N’ Save	$1,682,126	$7.75
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	86%	264,375	264,375	188,607	Marshalls	$2,435,235	$9.21
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	96%	182,971	189,971	129,551	Demoulas Market Basket	$867,855	$4.74
						Ames Department Stores, Inc.
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$948,381	$6.45
						TJ Maxx

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)
New Jersey
Cross Keys Common	1995	84%	371,128	371,128	196,968	Acme Markets	$3,438,604	$9.27
						Wal-Mart
						Staples

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,340,831	$14.68
						Clearview Cinema (Ground Lease)
						Michaels

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,669	$11.22

New York

College Plaza	1975/1994	96%	175,086	175,086	126,812	Bob’s Stores	$1,424,519	$8.14
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	97%	58,969	58,969	36,989	Pathmark	$840,540	$14.25

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,845,467	$22.69
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,182,574	$24.44

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$974,914	$15.91

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,009,269	$14.03
						TJ Maxx

Nesconset Shopping Center	1961/1999	92%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,528,292	$12.43

Parkway Plaza	1973/1992	98%	89,704	89,704	31,600	TJ Maxx	$1,806,741	$20.14

Roanoke Plaza	1972/1994	100%	87,161	89,661	43,590	Produce Warehouse	$996,881	$11.44
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$577,920	$13.10

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,081,688	$15.73
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$710,882	$8.41

Three Village Plaza	1964/1991	93%	77,458	77,458	40,455	Swezey and Newins	$817,170	$10.55

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$934,293	$17.64

North Carolina

The Commons at Chancellor Park	1994	84%	341,860	351,460	256,417	Home Depot (Ground Lease)	$1,722,955	$5.04
						Hobby Lobby
						Circuit City
						Marshalls
						Gold’s Gym

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s of Crown Point	$1,022,890	$6.95
						Babies R US

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)
Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$2,886,315	$9.06
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	99%	349,356	349,356	296,740	Food Lion Supermarket	$3,313,309	$9.48
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center(11)	1988	90%	283,638	293,238	98,222	Winn Dixie Supermarket	$2,735,091	$9.64
						Burlington Coat Factory

New Centre Market	1998	98%	143,763	266,263	202,040	Target (Non-Owned)	$1,650,474	$11.48
						Marshalls
						PetsMart
						OfficeMax

River Ridge Marketplace	1984/1996	93%	214,454	214,454	104,541	Food Lion Supermarket	$1,463,876	$6.83
						Hamricks
						Kitchen & Company

Tarrymore Square	1989	77%	260,405	260,405	85,447	Marshalls	$1,975,991	$7.59
						Dick’s Sporting Goods

University Commons	1989	97%	231,943	231,943	131,873	Lowes Foods	$2,044,062	$8.81
						TJ Maxx
						AC Moore

University Commons Greenville	1996	100%	232,821	338,021	270,249	Kroger Supermarket	$2,638,914	$11.33
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	97%	415,775	547,075	441,954	Harris-Teeter/Michaels	$4,292,420	$10.32
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio
30th Street Plaza	1951/1999	96%	157,085	157,085	111,251	Giant Eagle Supermarket	$1,463,634	$9.32
						Marc’s Pharmacy

Clock Tower Plaza	1989	99%	237,975	244,475	172,300	Ray’s Supermarket	$1,444,960	$6.07
						Wal-Mart

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Salem Consumer Square	1988	95%	274,652	274,652	131,650	Cub Foods	$2,297,474	$8.37
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	33%	83,229	88,629	N/A	N/A	$401,544	$4.82

Lehigh Shopping Center	1955/1999	73%	343,432	347,432	191,920	Giant Foods	$1,802,480	$5.25
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Frank’s Nursery

Warminster Towne Center	1997	98%	237,223	317,906	260,066	Shop Rite Supermarket	$3,012,162	$12.70
						Kohl’s (Non-owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

South Dakota
Baken Park	1962/1997	98%	195,526	195,526	95,039	Nash Finch Supermarket	$1,440,257	$7.37
						Ben Franklin
						Boyd’s Drug

Tennessee

Oakwood Commons (12)	1989/1997	67%	291,527	294,277	105,800	Publix Supermarket	$1,595,788	$5.47
						Peebles Dept. Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,883,772	$7.13
						K-Mart
						Goody’s Family Clothing
						World Gym

Williamson Square(13)	1988/1993	82%	331,931	342,181	151,630	Kroger Supermarket	$2,309,283	$6.96
						Hobby Lobby
						USA Baby

Vermont
Rutland Plaza	1966/1996	100%	224,514	224,514	182,264	Price Chopper Supermarket	$1,841,758	$8.20
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex
Virginia
Spradlin Farm	2000/2001	98%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,276,590	$12.57
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin
Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$687,657	$8.62

Fitchburg Ridge	1980	66%	50,479	61,729	16,631	Wisconsin Dialysis	$296,816	$5.88

Fox River Plaza	1987	99%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$797,389	$4.69
						K-Mart

Garden Plaza	1990	92%	80,099	80,099	49,564	Pick ‘N Save Supermarket	$506,836	$6.33

Madison Plaza	1988/1994	37%	127,584	127,584	N/A	N/A	$455,735	$3.57

Mequon Pavilions	1967/1991	93%	211,425	211,425	65,995	Jewel Foods / Osco Drugs	$2,580,640	$12.21
						Bed, Bath & Beyond

Property Name and Location	Year Built/ Renovated(1)	% Leased as of 6/30/2003	Company Owned GLA(2)	Total GLA(3)	Anchor SF(4)	Anchors(5)	Annualized Base Rent(6)	Annualized Base Rent/Sq. Ft.(7)

Moorland Square	1990	97%	98,288	195,388	149,674	Pick ‘N Save Supermarket	$760,735	$7.74
						K-Mart (Non-Owned)

Oak Creek Centre	1988	99%	91,510	99,510	50,000	Sentry Supersaver	$620,959	$6.79

Park Plaza	1959/1993	96%	114,828	114,828	74,213	Sentry Foods	$723,312	$6.30
						Big Lots

Spring Mall	1967/1994	84%	210,421	210,421	140,041	Pick ‘N Save Supermarket	$1,365,175	$6.49
						TJ Maxx
						Walgreens

Taylor Heights	1989	100%	85,072	223,862	158,630	Piggly Wiggly Foods	$899,997	$10.58
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	26,468,272	31,510,309	20,219,792		218,868,206	$8.27

Office Buildings:

William J. McCarthy Building	1963/1995	95%	93,260	93,335		NETT	$3,669,356	$39.35
						Heritage
						Clarke & Company

545 Boylston Street	1972/1996	90%	89,140	89,140		Allied Advertising	$3,164,122	$35.50

Executive Office Building	1970	87%	40,230	40,230		Lipner Gordon & Co.	$900,883	$22.39
						Norca
						Sol G Atlas Realty
						Heritage

Fortune Office Building	1969	90%	58,503	58,503		N/A	$1,154,183	$19.73

TOTAL OFFICE BUILDINGS		91%	281,133	281,208			$8,888,544	$31.62

TOTAL PORTFOLIO		92%	26,749,405	31,791,517			$227,756,750	$8.51

Property Listing Notes

(1)     Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)     Represents gross leasable area owned by us, including 1,154,956 square feet of gross leaseable area subject to ground leases and excludes 5,042,112 square feet of non-owned gross leasable area.

(3)     Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.0 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.2 million square feet of ground leased gross leaseable area.

(4)     Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)     We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)     We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at June 30, 2003 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)     Represents Annualized Base Rent divided by Company Owned GLA at June 30, 2003.

(8)     The Company has received notice that the tenant has requested to reject its lease subject to approval by the Bankruptcy Court.

(9)     Property contains 11,697 square feet of office space.

(10)   Property is comprised of two shopping centers.

(11)   Property contains 32,406 square feet of office space.

(12)   We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(13)   Williamson Square is owned in a joint venture of which we own 60%.

Value Creation Pipeline - 2003 Acquisitions/Dispositions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment	Percent Leased

Spradlin Farm	Jan-03	181,055	442,055	$23,723,000	98%
Meridian Village	Apr-03	130,772	130,772	$13,567,000	100%
Clocktower Place	Jun-03	211,045	219,045	$24,171,000	98%

Total Acquisitions		522,872	791,872	$61,461,000	99%

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain

General Host (6 properties) and Sambo’s Restaurants (3 properties)	Single Tenant Properties	Jan-03	$2,196,000	$1,575,000	$621,000
Subway	Single Tenant Properties	Feb-03	188,000	—	188,000

Total Dispositions			$2,384,000	$1,575,000	$809,000

PROPERTY NAME:	Spradlin Farm
LOCATION:	Christianburg, VA
COMPANY OWNED GLA:	181,055
TOTAL GLA:	442,055
YEAR BUILT/RENOVATED:	2000/2001
PURCHASE PRICE:	$23.7 million
CLOSING DATE:	January 23, 2003
% LEASED:	98%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Goody’s Family Clothing	35,000	1/31/2011
TJ Maxx	30,000	10/31/2010
Barnes & Noble	20,925	2/1/2014
Michael’s	20,037	2/28/2011
Home Depot (Non-owned)	137,000
Target (Non-owned)	124,000

PROPERTY NAME:	Meridian Village
LOCATION:	Carmel, IN
COMPANY OWNED GLA:	130,772
TOTAL GLA:	130,772
YEAR BUILT/RENOVATED:	1990
PURCHASE PRICE:	$13.6 million
CLOSING DATE:	April 1, 2003
% LEASED:	100%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

O’Malia’s	40,000	11/11/2010
Godby’s Home Furnishings	25,030	6/30/2011

PROPERTY NAME:	Clocktower Place
LOCATION:	Florissant, MO
COMPANY OWNED GLA:	211,045
TOTAL GLA:	219,045
YEAR BUILT/RENOVATED:	1987
PURCHASE PRICE:	$24.2 million
CLOSING DATE:	June 19, 2003
% LEASED:	98%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Dierberg’s Market	73,838	11/30/2007
Office Depot	30,033	4/30/2009
TJ Maxx	25,936	1/31/2008

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accrodance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.